Other current receivables	12 Months Ended
Dec. 31, 2024
Other Current Receivables [Abstract]
Other current receivables

21. Other current receivables

	2024	2023
Value added tax	6,169	8,954
Advance payments to vendors	1,158	1,788
Short-term derivatives	—	857
Other	8,411	22,221
Total	15,738	33,820

As of December 31, 2023, other included a receivable of $12.2 million related to production equipment returned to a supplier due to the decision to discontinue the construction of the production facility in Peterborough, UK. The receivable was settled during the year ended December 31, 2024.

For further information on the YYF Transaction, see Note 34 Non-current assets held for sale.